EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 1, 1996 included in the Levitz Furniture Incorporated's Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                               Arthur Andersen LLP



          Philadelphia, Pa.
          September 23, 1996